UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934


Filed by the Registrant  |_|

Filed by a Party other than the Registrant |X|

Check the appropriate box:

|_|  Preliminary Proxy Statement

|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

|X|  Definitive Proxy Statement

|_|  Definitive Additional Materials

|_|  Soliciting Material Pursuant to ss.240.14a-12

                               HEXCEL CORPORATION

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                (Name of Registrant as Specified In Its Charter)


                          O.S.S. CAPITAL MANAGEMENT LP
                        OSCAR S. SCHAFER & PARTNERS I LP
                        OSCAR S. SCHAFER & PARTNERS II LP
                            O.S.S. OVERSEAS FUND LTD.
                               O.S.S. ADVISORS LLC
                              SCHAFER BROTHERS LLC
                                OSCAR S. SCHAFER
                                PETER J. GRONDIN
                             EDWARD A. BLECHSCHMIDT
                                JOACHIM V. HIRSCH
                              TIMOTHY D. LEULIETTE

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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|_| Fee paid previously with preliminary materials.

|_|   Check box if any part of the fee is offset as provided by Exchange Act
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      paid previously. Identify the previous filing by registration statement
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

                        ANNUAL MEETING OF STOCKHOLDERS OF
                               HEXCEL CORPORATION
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                               PROXY STATEMENT OF
                                  THE OSS GROUP

To Our Fellow Hexcel Stockholders:

     This proxy statement and the enclosed WHITE proxy card are being furnished to stockholders of Hexcel Corporation ("Hexcel" or the "Company") in connection with the solicitation of proxies by Oscar S. Schafer & Partners II LP ("OSS II") and its affiliates (collectively, "we" or the "OSS Group") to be used at the 2008 annual meeting of stockholders of Hexcel, including any adjournments or postponements thereof and any meeting held in lieu thereof (the "2008 Annual Meeting"). The 2008 Annual Meeting is scheduled to be held at 10:30 a.m. (local time) on May 8, 2008, at the Community Room, Two Stamford Plaza, 281 Tresser Boulevard, Stamford, Connecticut. This proxy statement and the WHITE proxy card are first being furnished to stockholders on or about March 28, 2008.

     THIS SOLICITATION IS BEING MADE BY THE OSS GROUP AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY (THE "BOARD").

     We are soliciting your proxy for the 2008 Annual Meeting in support of the following proposals:

1. To elect Edward A. Blechschmidt, Joachim V. Hirsch and Timothy D. Leuliette (each a "Nominee" and collectively, the "Nominees") to serve as directors of the Company; and

2. To ratify the Board's appointment of PricewaterhouseCoopers LLP ("PricewaterhouseCoopers" or the "Accountants") as the independent registered public accounting firm for the Company in 2008.

Hexcel has disclosed that the record date for determining stockholders entitled to notice of and to vote at the 2008 Annual Meeting is March 19, 2008 (the "Record Date"). Stockholders of record at the close of business on the Record Date will be entitled to vote at the 2008 Annual Meeting. The Company disclosed that on March 19, 2008 there were 95,855,771 shares of Common Stock, $0.01 par value per share (the "Common Stock" or "Shares"), outstanding as reported in the Company's definitive proxy statement filed on March 26, 2008. Each Share has one vote.

     The OSS Group beneficially owns, in the aggregate, 5,285,900 Shares, representing approximately 5.5% of the Company's outstanding Common Stock.

     We intend to vote our Common Stock FOR the election of our Nominees and FOR the candidates who have been nominated by Hexcel other than Joel S. Beckman, Lynn Brubaker and David C. Hurley and FOR the ratification of the Board's appointment of the Accountants as the independent registered public accounting firm of the Company for 2008.

     OUR NOMINEES ARE COMMITTED TO ACTING IN THE BEST INTERESTS OF ALL HEXCEL STOCKHOLDERS. WE BELIEVE THAT ELECTING THEM TO THE BOARD WILL HAVE A POSITIVE EFFECT ON THE FUTURE OF HEXCEL. ACCORDINGLY, WE URGE YOU TO VOTE YOUR WHITE PROXY CARD FOR OUR NOMINEES.

                             HOW TO VOTE YOUR SHARES

     As explained in the detailed instructions on your WHITE proxy card, there are four ways you may vote. You may:


     1. Sign, date and return the enclosed WHITE proxy card in the enclosed postage-paid envelope. We recommend that you vote on the WHITE proxy card even if you plan to attend the 2008 Annual Meeting;

     2. Vote via the Internet by following the voting instructions on the WHITE proxy card or the voting instructions provided by your broker, bank or other holder of record. Internet voting procedures are designed to authenticate your identity, allow you to vote your Shares and confirm that your instructions have been properly recorded. Your Internet vote authorizes the named proxies to vote your Shares in the same manner as if you had signed and returned a proxy card. If you submit your vote by Internet, you may incur costs associated with electronic access, such as usage charges from Internet access providers and telephone companies;

     3. Vote by telephone by following the voting instructions on the WHITE proxy card or the instructions provided by your broker, bank or other holder of record. Your telephone vote authorizes the named proxies to vote your Shares in the same manner as if you had signed and returned a proxy card; or

     4. Vote in person by attending the 2008 Annual Meeting. Written ballots will be distributed to stockholders who wish to vote in person at the 2008 Annual Meeting. If you hold your shares through a bank, broker or other custodian, you must obtain a legal proxy from such custodian in order to vote in person at the meeting.

     WE URGE YOU NOT TO SIGN ANY GOLD PROXY CARD SENT TO YOU BY THE COMPANY. IF YOU HAVE ALREADY DONE SO, YOU MAY REVOKE YOUR PREVIOUSLY SIGNED GOLD PROXY BY SIGNING AND RETURNING A LATER-DATED WHITE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE, BY DELIVERING A WRITTEN NOTICE OF REVOCATION TO THE OSS GROUP OR TO THE SECRETARY OF THE COMPANY, OR BY INSTRUCTING US BY TELEPHONE OR VIA THE INTERNET AS TO HOW YOU WOULD LIKE YOUR SHARES VOTED (INSTRUCTIONS ARE ON YOUR WHITE PROXY CARD).

     HOLDERS OF SHARES AS OF THE RECORD DATE ARE URGED TO SUBMIT A WHITE PROXY CARD EVEN IF YOUR SHARES WERE SOLD AFTER THE RECORD DATE.

     IF YOUR SHARES ARE HELD IN THE NAME OF A BROKERAGE FIRM, BANK, BANK NOMINEE OR OTHER INSTITUTION ON THE RECORD DATE, ONLY THAT INSTITUTION CAN VOTE THOSE SHARES AND ONLY UPON RECEIPT OF YOUR SPECIFIC INSTRUCTIONS. ACCORDINGLY, PLEASE CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND INSTRUCT THAT PERSON TO SIGN AND RETURN ON YOUR BEHALF THE WHITE PROXY CARD AS SOON AS POSSIBLE.

     All of the known Company's proposals are included on the OSS Group's proxy card. A proxy card that is returned to the OSS Group will be voted as you indicate on it. If a proxy card is returned without a vote indicated thereon, the Shares represented thereby will be voted FOR the election of each of the Nominees, FOR the candidates who have been nominated by Hexcel to serve as directors other than Joel S. Beckman, Lynn Brubaker and David C. Hurley, for whom the OSS Group is NOT seeking authority to vote for and WILL NOT exercise such authority and FOR the ratification of the Board's appointment of the Accountants as the independent registered public accounting firm of the Company for 2008. There is no assurance that any of Hexcel's nominees will serve as directors if any of the Nominees are elected. In addition, a proxy card will be voted in the proxy holders' discretion with respect to such other matters as may properly come before the meeting.

     We have retained MacKenzie Partners, Inc. to assist in communicating with stockholders in connection with the proxy solicitation and to assist in efforts to obtain proxies. If you have any questions about executing your WHITE proxy, voting by telephone or via the Internet or if you require assistance, please contact:

                            MacKenzie Partners, Inc.
                               105 Madison Avenue
                            New York, New York 10016
                   Stockholders Call Toll-Free: (800) 322-2885
                  Banks and Brokers Call Collect: (212) 929-5500

                         BACKGROUND TO THE SOLICITATION

     The OSS Group has held Shares of Hexcel since 2005. In early 2007, the OSS Group contacted the Company to discuss ways in which to maximize stockholder value at Hexcel. On March 9, 2007, O.S.S. Capital Management LP (the "Investment Manager") sent a letter to the Company expressing its concern regarding the Company's operating performance relative to its peers and regarding the Investment Manager's perception of a lack of concern with this gap in performance by management. The Investment Manager also noted that a member of the Company's Board of Directors was stepping down and suggested a candidate for his replacement. The Company did not accept the suggested candidate.

     On April 9, 2007, the Company's Chief Executive Officer met with representatives of the Investment Manager at its offices. In a letter dated April 26, 2007, the OSS Group reiterated its opinion that the Company was underperforming as its main concern, as raised during the April 9, 2007 meeting. The Investment Manager requested a committee of independent directors be formed and that the committee retain an independent investment bank to advise as to how stockholder value could best be maximized. Subsequently, on May 10, 2007, the OSS Group made a presentation of its analysis of the Company's operating performance to the Company's Board of Directors.

     In the following months, the Company took no further action to meet with the OSS Group, to implement the strategies previously suggested or to provide any feedback regarding the May presentation. On July 25, 2007, the Investment Manager sent another letter to the Company expressing its frustration regarding the Company's lack of responsiveness following the May presentation. Additionally, the Investment Manager referenced the decline in the Company's gross margin percentage despite a sales increase. In the letter the Investment Manager also reiterated its opinions that: (1) the Company is under-performing,
(2) the Company's management is not addressing the shortfall in earnings and (3) the stockholders are suffering as a result. The Investment Manager again requested a committee of independent directors be formed and that the committee retain an independent investment bank to advise as to how stockholder value could be best maximized.

     The Investment Manager contacted the Company on October 22, 2007 to suggest several candidates for consideration by the Company for appointment or election to the Board of Directors. The Company did not accept the suggested candidates. On November 26, 2007 OSS II sent a notice to the Company, (the "Notice") declaring its intention to nominate the following three persons for election to the Board of Directors of the Company at the Company's 2008 Annual Meeting: Mr. Edward A. Blechschmidt; Mr. Timothy D. Leuliette; and Mr. Joachim V. Hirsch. OSS II also delivered to the Company a demand to inspect the Company's stockholder list and related materials, pursuant to Section 220 of the Delaware General Corporation Law. OSS II also disclosed that it and certain of its affiliates and parties related thereto intended to file preliminary proxy materials with the U.S. Securities and Exchange Commission (the "SEC") and to solicit proxies in support of the election of the Nominees at the Company's 2008 Annual Meeting.

     Following the Notice, the Company notified the OSS Group that the Company's Nominating and Corporate Governance Committee (the "Committee") would consider the Nominees pursuant to its routine practice. The Nominees fully cooperated with the Committee's process. On February 19, 2008, the Company notified the OSS Group that it was willing to nominate only one of three Nominees to the Board. On that same day, and as confirmed by letter dated February 25, 2008, the OSS Group advised the Company that its offer would not result in sufficient change in the composition of the Board and accordingly that the OSS Group intended to proceed with this proxy solicitation.

                        PROPOSAL 1: ELECTION OF DIRECTORS

     According to the Company's 2008 definitive proxy statement, ten directors are to be elected to the Board at the 2008 Annual Meeting. We recommend that stockholders elect Edward A. Blechschmidt, Joachim V. Hirsch and Timothy D. Leuliette as directors of the Company at the 2008 Annual Meeting. Each of our Nominees has consented to being named as a Nominee and to serving as a director if elected. If elected, each Nominee will serve until the next annual meeting of stockholders and until his successor shall have been duly elected and qualified or until his earlier death, resignation or removal. If elected, each of our Nominees will be considered an independent director of the Company under applicable New York Stock Exchange rules.

     The OSS Group believes good corporate governance requires that the Board be comprised of independent-minded directors, not tied to management, who bring a diverse set of relevant skills and experience to their board service. Accordingly, the OSS Group has proposed three highly qualified nominees who have the independence from management as well as the experience required to improve oversight in this underperforming company. Each of the Nominees has an extensive, successful business background with significant leadership experience and will be dedicated to maximizing stockholder value.

     Under the Company's Bylaws, a quorum for the transaction of business requires a majority of the directors in office and Board action requires a majority of the directors present at a meeting at which a quorum is present. Accordingly, our Nominees, if elected, will not be able to take Board action at a meeting of the full Board without the support of at least three other directors.

     Our Nominees are receiving compensation from the OSS Group of $50,000 each in consideration for their services during the period from their agreeing to be nominees until the 2008 Annual Meeting. If elected, our Nominees will receive no further compensation from the OSS Group but will be entitled to such compensation from the Company as is consistent with the Company's past practices for services of non-employee directors, which is described in the Company's proxy statement.

     The OSS Group also intends to vote for the candidates who have been nominated by the Company other than Joel S. Beckman, Lynn Brubaker and David C. Hurley. You should refer to the proxy statement and form of proxy distributed by Hexcel for the names, background, qualifications and other information concerning Hexcel's candidates. There is no assurance that any of Hexcel's nominees will serve as directors if any of the OSS Group's nominees are elected to the Board. In the event that one or more of our Nominees is elected and that one or more of the Hexcel nominees declines to serve with such nominee or nominees, the Company's By-Laws provide that director vacancies may be filled by the remaining directors then in office, unless sooner filled by stockholders.

     THIS SOLICITATION IS BEING MADE BY THE OSS GROUP AND NOT ON BEHALF OF THE BOARD OR MANAGEMENT OF THE COMPANY.

BIOGRAPHICAL INFORMATION

     Background information about our Nominees, including the present principal occupation or employment and material occupations, positions and offices or employment for the past five years of each Nominee, is set forth below. Please see "Information About The Participants" for additional information about our Nominees.


NAME AND BUSINESS ADDRESS     AGE    PRINCIPAL OCCUPATION FOR PAST FIVE YEARS AND DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------

Edward A. Blechschmidt        55     Edward A. Blechschmidt was named Chief Executive Officer of Novelis, Inc. in
202 Radnor Chester Road              December 2006 and served in such position until its sale to the Birla Group in
Villanova, PA 19085                  May 2007.  Novelis, Inc. is the global leader in aluminum rolled products and aluminum can recycling with revenues over $10 billion.  He joined the board of
                                     Novelis in May, 2006.  Mr. Blechschmidt is currently retired from active management positions.

                                     Mr. Blechschmidt was Chairman, Chief Executive Officer and President of Gentiva
                                     Health Services (NASDAQ: GTIV), the nation's leading provider of specialty pharmaceutical and home health care services, from March, 2000 until June, 2002.
                                     A Fortune 1000 company, Gentiva Health Services reported $1.4 billionin 2001 in 2001 revenues. Mr. Blechschmidt retired as an officer from Gentiva after the completion of a sale of their pharmaceutical business to Accredo Health, Inc. in June, 2002 but continued
                                     on the board until May, 2005.

                                     Mr. Blechschmidt holds an undergraduate degree in business from Arizona State University.
                                     He is a member of the board of directors of Healthsouth Corp. (Chair:
                                     Audit Comm.), Columbia Laboratories, Inc.  (Vice Chairman, Comp. Comm., Scientific
                                     Comm., Nominating Comm.), and Lionbridge Technologies, Inc. (Chair: Audit Comm.). He
                                     has held board directorships with Novelis, Inc. (CEO), Option Care, Inc., Olsten Corp.
                                     (CEO), Gentiva Health Services, Inc. (Chairman & CEO), Neoforma, Inc. (Chair:
                                     Audit Comm.), Garden Fresh Restaurant Corp. (Chair: Audit Comm.), R2 Technology, Inc.
                                     (Chair: Audit Comm.), EA Industries (Chair:  Audit Comm.), and the American Association
                                     of Homecare. He is also involved with various private companies and charitable organizations.



NAME AND BUSINESS ADDRESS     AGE    PRINCIPAL OCCUPATION FOR PAST FIVE YEARS AND DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------

Joachim V. Hirsch              55    Mr. Hirsch is currently Vice President of Special Projects for Magna International, a
c/o Magna International Inc.         diversified automotive supplier.  He has held that position since November, 2007.
600 Wilshire Dr.                     Beginning in September, 2003, Mr. Hirsch was employed as President and Chief Executive
Troy, MI 48084                       Officer of Teksid Aluminum, the largest global manufacturer of aluminum engine blocks and cylinder heads with a total sales volume of $1.3 billion with 12 operating facilities across Europe, the Americas and Asia. Mr. Hirsch left this position in August, 2007.

                                     From September, 2000 until August, 2003, Mr. Hirsch was Chairman, President and
                                     Chief Executive Officer of Textron Fastening Systems, where he was also a member of the Textron Senior Management Transformation Leadership Team. Textron
                                     Fastening Systems is a segment of Textron Inc., a $10 billion multiple industry business directed at automotive, aerospace, industrial and electronic industries. The Fastening Systems segment is a $1.9 billion dollar business with more than 100 facilities globally and approximately 20,000 employees.

                                     Mr. Hirsch is a Diplom Betriebswirt (business economist) with a degree in business with an emphasis on foreign trade and operations from the Fachhochshule fuer Betriebswirtschaft in Reutlingen Germany.





NAME AND BUSINESS ADDRESS     AGE    PRINCIPAL OCCUPATION FOR PAST FIVE YEARS AND DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------

Timothy D. Leuliette         58      Timothy D. Leuliette was Co-Chairman and Co-Chief Executive Officer of Asahi Tec
c/o Leuliette Partners LLC           Corporation from January 2007 until January 2008, at which time he left to form his own
2000 Town Center, Suite 1900         investment and financial advisory company.
Southfield, MI 48075

                                     From April 2002 to January 2008, Mr. Leuliette was Chairman and Chief Executive Officer of
                                     Metaldyne, a subsidiary of Asahi Tec. At Asahi Tec/Metaldyne, Mr. Leuliette provided strategic and operational leadership to the global automotive supply company with annual revenues of approximately $3 billion and more than 10,000 employees at 55 facilities in 15 countries around the world.

                                     Mr. Leuliette holds a Bachelor of Science degree in mechanical engineering and a master's degree in business administration from the University of Michigan. He serves on numerous boards including New Detroit Coalition, Vattikuti Urology Institute of Henry Ford Health Systems and
                                     Karmanos Cancer Institute. He is a past chairman of the board of The Detroit Branch of The
                                     Federal Reserve Bank of Chicago.

     WE STRONGLY URGE YOU TO VOTE FOR THE ELECTION OF OUR NOMINEES BY SIGNING, DATING AND RETURNING YOUR WHITE PROXY CARD TODAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

              PROPOSAL 2: RATIFY SELECTION OF INDEPENDENT AUDITORS

     The Company's proxy statement for the 2008 Annual Meeting will solicit proxies to ratify the appointment of PricewaterhouseCoopers LLP, an independent registered public accounting firm, as the Company's independent auditors for the fiscal year ending December 31, 2008. The OSS Group does not object to the ratification of the appointment of PricewaterhouseCoopers as the Company's independent auditors, and therefore recommends FOR such ratification.

                         THE OSS GROUP'S RECOMMENDATIONS

     The OSS Group is soliciting proxies to vote TO ELECT Edward Blechschmidt, Joachim V. Hirsch and Timothy D. Leuliette to the Board of Directors of the Company, to vote FOR the candidates who have been nominated by Hexcel to serve as directors other than Joel S. Beckman, Lynn Brubaker and David C. Hurley, for whom the OSS Group are NOT seeking authority to vote for and WILL NOT exercise such authority and FOR the ratification of the Board's appointment of PricewaterhouseCoopers as the independent registered public accounting firm for the Company in 2008 and to authorize the Audit Committee to set the independent auditors' remuneration. There is no assurance that any of Hexcel's nominees will serve as directors if any of the OSS Group's Nominees are elected to the Board.

     Other than the proposals described in this Proxy Statement, the OSS Group is not aware of any proposals to be brought before the 2008 Annual Meeting. However, should other proposals be brought before the 2008 Annual Meeting of which the OSS Group is not made aware within a reasonable time prior to the 2008 Annual Meeting, the persons named as proxies in the enclosed proxy card will vote on such matters in their discretion.

     YOU ARE URGED TO VOTE TO ELECT EACH OF THE OSS GROUP'S NOMINEES ON THE ENCLOSED WHITE PROXY CARD.

                       INFORMATION ABOUT THE PARTICIPANTS

     This proxy solicitation is being conducted by the OSS Group, which is comprised of investment funds and accounts managed by the Investment Manager, each of which is described below. The OSS Group owns approximately 5.5% of the outstanding Common Stock of Hexcel. The members of the OSS Group and the Nominees (the "Participants") are participants in this proxy solicitation. The percentages used herein, unless otherwise stated, are based upon 95,855,771 shares of Common Stock outstanding as reported by the Company in the definitive proxy statement filed on March 26, 2008. The relationships and ownership discussed below are only in respect to beneficial ownership of the Common Stock.

OSCAR S. SCHAFER & PARTNERS II LP AND ITS AFFILIATES

     Oscar S. Schafer & Partners II LP ("OSS II") and Oscar S. Schafer & Partners I LP ("OSS I") are Delaware limited partnerships whose principal business is to invest in securities. The sole general partner of both OSS I and OSS II is O.S.S. Advisors LLC, a Delaware limited liability company ("OSSA"). The members of OSSA are Oscar S. Schafer and Andrew J. Goffe. Mr. Schafer, along with Jane Fleming and J.D. Hunter, are directors of O.S.S. Overseas Fund Ltd., a Cayman Islands exempted company ("OSS Overseas"). Ms. Fleming's principal occupation is as an assistant client accountant at Queensgate Bank & Trust Company Ltd. ("Queensgate"), and Mr. Hunter's principal occupation is as the Managing Director at Queensgate. O.S.S. Capital Management LP, a Delaware limited partnership (the "Investment Manager"), serves as investment manager and management company to OSS Overseas, OSS I and OSS II and has investment discretion with respect to the shares beneficially owned by OSS Overseas, OSS I and OSS II. The sole general partner of the Investment Manager is Schafer Brothers LLC, a Delaware limited liability company ("SB LLC"). The principal business of SB LLC is to serve as the general partner of the Investment Manager, and the sole member of SB LLC is Oscar S. Schafer.

     The principal business address of OSS II, OSS I, OSSA, the Investment Manager, SB LLC and Oscar S. Schafer is 598 Madison Avenue, New York, NY 10022. The principal business address of OSS Overseas is SEI Investments Global (Cayman) Limited, Harbor Place, 5th Floor, South Church Street, PO Box 30464 SMB, Grand Cayman, Cayman Islands, British West Indies. The principal business address of Ms. Fleming and Mr. Hunter is Queensgate Bank & Trust Company Ltd., 5th Floor, Harbour Place, 103 South Church Street, P.O. Box 30464 SMB, Grand Cayman, Cayman Islands.

NOMINEES

     Please see "Proposal 1: Election of Directors" for additional information about the Nominees.

BENEFICIAL OWNERSHIP OF COMMON STOCK

     The following table shows the beneficial ownership of Hexcel Common Stock as of the Record Date by the OSS Group and the Nominees. Except as described below, each of the parties in the table directly owns and has sole voting power and sole dispositive power with regard to the number of shares of Common Stock beneficially owned. Please see Annex A for additional information about the OSS Group's purchases and sales of Common Stock during the last two years.


ENTITY                                    NUMBER OF       PERCENT OF
                                          SHARES          OUTSTANDING
                                          BENEFICIALLY    COMMON
                                          OWNED           STOCK
-----------------------------------       ------------    ---------------

O.S.S. Capital Management LP              (1)
Oscar S. Schafer & Partners I LP          205,970          0.2%
Oscar S. Schafer & Partners II LP         2,325,586        2.4%
O.S.S. Overseas Fund Ltd.                 2,680,981        2.8%
O.S.S. Advisors LLC                       (2)
Schafer Brothers LLC                      (3)
Oscar S. Schafer                          (4)
Managed Account                           73,363(5)        0.1%
Peter J. Grondin                          800(6)           0.0%
Edward A Blechschmidt                     0
Joachim V. Hirsch                         0
Timothy D. Leuliette                      0

     Total                                5,286,700        5.5%


(1) O.S.S. Capital Management LP serves as the investment manager and management company to O.S.S. Overseas Fund Ltd., Oscar S. Schafer & Partners I LP and Oscar
S. Schafer & Partners II LP, and has investment discretion with respect to the shares beneficially owned by those entities.

(2) O.S.S. Advisors LLC is the general partner of Oscar S. Schafer & Partners I LP and Oscar S. Schafer & Partners II LP and as such is deemed to have beneficial ownership of their shares.

(3) Schafer Brothers LLC, by virtue of being the general partner of the Investment Manager, may be deemed to have shared voting power and shared dispositive power with regard to, and therefore may be deemed to beneficially own (as that term is defined in Rule 13d-3 under the Exchange Act of 1934 (the "Exchange Act")), the stock that the Investment Manager has investment discretion with respect to.

(4) Oscar S. Schafer, by virtue of being the sole member of Schafer Brothers LLC, may be deemed to have shared voting power and shared dispositive power with regard to, and therefore may be deemed to beneficially own (as that term is defined in Rule 13d-3 under the Exchange Act), the stock that the Investment Manager has investment discretion with respect to.

(5) Shares held for the benefit of a third party in a separately managed account over which the Investment Manager has investment discretion.

(6) Peter J. Grondin, who serves as an equity analyst for O.S.S. Capital Management LP and O.S.S. Advisors LLC, owns Shares in his personal account.

NOMINEE AGREEMENTS

      Messrs. Blechschmidt, Hirsch and Leuliette have each entered into a Nominee Agreement pursuant to which the Investment Manager has agreed to pay the costs of soliciting proxies in connection with the 2008 Annual Meeting, and to defend and indemnify each of the Nominees with respect to any losses that may be incurred by them in the event they become a party to litigation based on their nomination as candidates for election to the board of directors of the Company and the solicitation of proxies in support of their election. By verbal agreement, the OSS Group has agreed to pay each of the Nominees $50,000 in consideration of their efforts from the date of their Nominee Agreement until the date of the 2008 Annual Meeting. If elected, the Nominees will not receive any compensation from the OSS Group, but will be entitled to such compensation from the Company as is consistent with the Company's past practices for services of non-employee directors.

INTERESTS OF THE PARTICIPANTS

     Each member of the OSS Group and the Nominees has an interest in the election of directors at the 2008 Annual Meeting as applicable: (i) indirectly through the beneficial ownership (if any) of Common Stock and other securities and/or (ii) pursuant to the Nominee Agreements.

     Other than as disclosed in this proxy statement, there are no arrangements or understandings between the OSS Group and any Nominee or any other person or persons with respect to the nomination of the Nominees.

     Other than as disclosed in this proxy statement, neither the OSS Group, any of the other Nominees nor any of their respective affiliates, associates or immediate family members, directly or indirectly:

     o is, nor was within the past year, party to any contract, arrangement or understanding with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies;

     o has had any relationship with the Company in any capacity other than as a stockholder that would require disclosure herein;

     o has any agreement, arrangement or understanding with respect to any future employment by the Company or its affiliates;

     o has any agreement, arrangement or understanding with respect to future transactions to which the Company or any of its affiliates will or may be a party; or have any material interest, direct or indirect, in any transaction that has occurred since January 1, 2006 or any currently proposed transaction, or series of similar transactions, to which the Company or any of its affiliates was or is to be a party and in which the amount involved exceeds $120,000; or

     o is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries in any material legal proceeding.

     The OSS Group has filed with the SEC statements on Schedule 13D, which contain information in addition to that furnished herein. The Schedule 13D, including amendments thereto, may be inspected at, and copies may be obtained from, the public reference facilities maintained at the SEC at 100 F Street, N.E., Washington, DC 20549. Copies of such material can also be obtained upon written request addressed to the SEC, Public Reference Section, 100 F Street, N.E., Washington, DC 20549, at prescribed rates. You may obtain information on the operation of the SEC's Public Reference Room by calling the SEC at (800) SEC-0330. The SEC also maintains a web site on the Internet (http://www.sec.gov) where reports, proxy and information statements and other information regarding issuers and others that file electronically with the SEC may be obtained free of charge.

                             PRINCIPAL STOCKHOLDERS

     The following information is based on the Company's definitive proxy statement filed with the SEC on March 26, 2008 and public filings made since by certain holders of 5% or more of the Company's shares. To the OSS Group's knowledge, the following tables summarize information with respect to ownership of the outstanding Common Stock of the Company by (i) all persons known to the OSS Group to own beneficially more than 5% of the outstanding Common Stock; (ii) each director and named executive officer of the Company; and (iii) all directors and executive officers of the Company as a group. Unless otherwise indicated, each person in the table has sole voting and investment power of the Common Stock listed as owned by such person.

SECURITY OWNERSHIP OF CERTAIN PRINCIPAL STOCKHOLDERS

     Set forth below is the name, address and stock ownership of each person or group of persons known by the OSS Group to own beneficially more than 5% of the outstanding Common Stock, and is based on information provided by the beneficial owner in public filings made with the SEC.

                                                   NUMBER         PERCENT OF
                                                OF SHARES OF     OUTSTANDING
NAME AND ADDRESS                              COMMON STOCK(1)  COMMON STOCK(1)
------------------------------------------    ---------------  ---------------
Jeffrey L. Gendell (2)                         9,432,617       9.8            %
   55 Railroad Avenue
   Greenwich, CT 06830

Lord, Abbett & Co. LLC (3)                     8,217,337        8.6          %
   90 Hudson Street
   Jersey City, NJ 07302

Earnest Partners LLC (4)                       6,903,437        7.2          %
   1180 Peachtree Street NE, Suite 2300
   Atlanta, GA 30309

FMR Corp. (5)                                  6,487,700        6.8          %
   82 Devonshire Street
   Boston, MA 02109

O.S.S. Capital Management LP                   5,285,900        5.5          %
   598 Madison Avenue
   New York, NY 10022

Ingalls & Snyder LLC (6)                       5,079,385        5.3          %
   61 Broadway
   New York, NY 10006


-------------------------------------------------------------------------------


(1)   "Number of Shares" is based on information contained in a Statement on
Schedule 13D, 13D/A, 13G or 13G/A filed with the SEC as indicated in footnotes
(2) through (6) below. The "Percent of Common Stock" is based on such number of shares and on 95,834,233 shares of common stock issued and outstanding as of February 29, 2008.

(2) Based on information contained in a Statement on Schedule 13G/A filed with the SEC on January 25, 2008. This Schedule 13G/A was also filed on behalf of the following entities: Tontine Capital Partners, L.P.; Tontine Capital Management, L.L.C.; Tontine Partners, L.P.; Tontine Management, L.L.C.; and Tontine Overseas Associates, L.L.C.

(3) Based on information contained in a Statement on Schedule 13G/A filed with the SEC on February 14, 2008.

(4) Based on information contained in a Statement on Schedule 13G/A filed with the SEC on January 31, 2008.

(5) Based on information contained in a Statement on Schedule 13G/A filed with the SEC on February 14, 2008. This Schedule 13G/A was also filed on behalf of the following persons or entities: Edward C. Johnson, 3d and members of his family; FMR LLC; Fidelity Management & Research Company; Pyramis Global Advisors Trust Company; and Fidelity International Limited.

(6) Based on information contained in a Statement on Schedule 13G/A filed with the SEC on February 7, 2008.


SECURITY OWNERSHIP OF MANAGEMENT

     The following table contains information regarding the beneficial ownership of shares of Hexcel common stock as of February 29, 2008 by Hexcel's current directors, one director nominee who is not a current director and the executive officers, and by all directors (including the director nominee who is not a current director) and executive officers as a group.

                                              NUMBER OF SHARES    PERCENT OF
                                               OF COMMON STOCK   OUTSTANDING
                                                BENEFICIALLY    COMMON STOCK
NAME                                              OWNED(1)          (2)(3)
------------------------------------------    ----------------  ----------------
David E. Berges                                 1,568,903             1.6%
Joel S. Beckman                                     5,090(4)            *
H. Arthur Bellows, Jr.                             58,693               *
Lynn Brubaker                                       6,303               *
Jeffrey C. Campbell                                18,791               *
Sandra L. Derickson                                56,343               *
W. Kim Foster                                       2,132               *
Jeffrey A. Graves                                   1,658               *
David Hill                                              0               0%
David C. Hurley                                     6,261               *
David L. Pugh                                       9,394               *
William Hunt                                      273,727               *
Wayne C. Pensky                                   151,031               *
Ira J. Krakower                                   456,466               *
Robert G. Hennemuth                                24,267               *
Andrea Domenichini                                    (5)               *
Mark I. Clair                                         (5)               *
Michael J. MacIntyre                                  (5)               *
All executive officers and directors
 as a group (18 persons)(6)                     2,667,480             2.8%


(1) Includes Shares underlying stock-based awards that either were vested as of February 29, 2008, will vest within sixty days of that date or would vest upon retirement of the individual. These Shares are beneficially owned as follows: Mr. Berges 1,245,301; Mr. Beckman 5,090; Mr. Bellows 48,693; Ms. Brubaker 3,500; Mr. Campbell 16,593; Ms. Derickson 26,757; Mr. Foster 2,132; Mr. Graves 1,658; Mr. Hill 0; Mr. Hurley 6,261; Mr. Pugh 4,394; Mr. Hunt 170,810; Mr. Pensky 137,135; Mr. Krakower 395,822; Mr. Hennemuth 17,039; all other executive officers and directors as a group 2,344,588. None of the Company's directors or named executive officers has directly pledged any of the Company's Common Stock as security; however, a total of 10,000 Shares are held by Mr. Bellows, and a total of 1,497 Shares are held by Mr. Hennemuth, in a margin account.

(2) Based on 95,834,233 Shares issued and outstanding as of February 29, 2008. As required by SEC rules, for each individual person listed in the chart the percentage is calculated assuming that the Shares listed in footnote (1) above for such person are outstanding, but that none of the other Shares referred to in footnote (1) above are outstanding. In particular, Shares underlying stock-based awards are deemed outstanding to the extent they are vested as of February 29, 2008 or will vest within sixty days of that date, or would vest upon retirement of the individual.

(3)   An asterisk represents beneficial ownership of less than 1%.

(4) Includes 1,590 Shares underlying stock-based awards granted to Mr. Beckman that are held for the benefit of Greenbriar Equity Group LLC. Mr. Beckman disclaims beneficial ownership of these Shares.

(5) Share ownership of Ms. Domenichini, Mr. Clair and Mr. McIntyre has not been disclosed by the Company in its preliminary proxy materials.

(6) Calculated by subtracting shares owned by Mr. Forsyth and Mr. Shaulson, former employees, from the 3,014,985 total for all executive officers and directors as a group disclosed in the Company's preliminary proxy materials.


                           VOTING AND PROXY PROCEDURES

     The enclosed WHITE proxy card may be executed only by holders of record of Shares on the Record Date. If you were a stockholder of record on the Record Date, you will retain your voting rights at the 2008 Annual Meeting even if you sell your Shares after the Record Date. Accordingly, it is important that you vote the Shares held by you on the Record Date, or grant a proxy to vote your Shares on the WHITE proxy card, even if you sell your Shares after the Record Date. The Shares represented by each WHITE proxy card that is properly executed and returned to the OSS Group will be voted at the 2008 Annual Meeting in accordance with the instructions marked thereon. If you have signed the WHITE proxy card and no marking is made, you will be deemed to have given a direction to vote all of the Shares represented by the WHITE proxy card FOR (i) the election of all of our Nominees and for the candidates who have been nominated by the Company other than Joel S. Beckman, Lynn Brubaker and David C. Hurley and (ii) the ratification of the Board's appointment of the Accountants as the Company's independent registered public accounting firm for 2008. There is no assurance that any of Hexcel's nominees will serve as directors if any of the OSS Group's Nominees are elected to the Board. In addition, a proxy card will be voted in the proxy holders' discretion with respect to such other matters as may properly come before the meeting.

      If you hold your Shares in the name of one or more brokerage firms, banks or nominees, only they can vote your Shares and only upon receipt of your specific instructions. Accordingly, you should contact the person responsible for your account and give instructions for a WHITE proxy card representing your Shares to be signed and returned. The OSS Group urges you to confirm in writing your instructions to the person responsible for your account and to provide a copy of those instructions to The OSS Group, c/o MacKenzie Partners, Inc. 105 Madison Avenue, New York, New York 10016, so that we will be aware of all instructions given and can attempt to ensure that those instructions are followed.

                              REVOCATION OF PROXIES

     Any stockholder of record may revoke or change his or her proxy instructions at any time prior to the vote at the 2008 Annual Meeting by:

     o submitting a properly executed, subsequently dated WHITE proxy card (including an Internet or telephone vote) that will revoke all prior proxy cards, including any GOLD proxy cards which solicit a proxy in favor of all of the incumbent directors;

     o attending the 2008 Annual Meeting and withdrawing his or her proxy by voting in person (although attendance at the 2008 Annual Meeting will not in and of itself constitute revocation of a proxy);

     o following the voting instructions on the WHITE proxy card or the voting instructions provided by your broker, bank or other holder of record to properly submit a vote by Internet or telephone; which will revoke all prior proxy cards, including any GOLD proxy cards; or

     o delivering written notice of revocation either to the OSS Group c/o MacKenzie Partners, Inc., 105 Madison Avenue, New York, New York 10016, or the Corporate Secretary of Hexcel at Two Stamford Plaza, 281 Tresser Boulevard, Stamford, Connecticut 06901, or any other address provided by the Company.

     Although a revocation is effective if delivered to the Company, the OSS Group requests that either the original or a copy of any revocation be mailed to the OSS Group c/o MacKenzie Partners, Inc., 105 Madison Avenue, New York, New York 10016, so that the OSS Group will be aware of all revocations and can more accurately determine if and when the requisite proxies for the election of our Nominees as directors set forth herein have been received. The OSS Group may contact stockholders who have revoked their proxies.

     IF YOU PREVIOUSLY SIGNED AND RETURNED A GOLD PROXY CARD TO THE COMPANY, THE OSS GROUP URGES YOU TO REVOKE IT BY (1) SIGNING, DATING AND RETURNING THE WHITE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE, (2) INSTRUCTING US BY TELEPHONE OR VIA THE INTERNET AS TO HOW YOU WOULD LIKE YOUR SHARES VOTED, (3) ATTENDING THE 2008 ANNUAL MEETING AND VOTING IN PERSON OR (4) DELIVERING A WRITTEN NOTICE OF REVOCATION TO THE OSS GROUP OR TO THE SECRETARY OF THE COMPANY.

                                QUORUM AND VOTING

     According to the Company's definitive proxy statement for the 2008
Annual Meeting, there are 95,855,771 Shares outstanding and entitled to vote at the 2008 Annual Meeting. Only stockholders of record at the close of business on the Record Date will be entitled to vote at the 2008 Annual Meeting. Each Common Share has one vote. Stockholders of the Company will not have rights of appraisal or similar dissenter's rights with respect to any matter to be acted upon at the 2008 Annual Meeting. The presence, in person or by proxy, of holders of Shares representing a majority of the outstanding Shares eligible to vote at the 2008 Annual Meeting will constitute a quorum. Abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present at the 2008 Annual Meeting. Assuming a quorum is present or otherwise represented at the 2008 Annual Meeting, the ten nominees receiving the highest number of votes cast will be elected. YOUR VOTE IS EXTREMELY IMPORTANT. WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED WHITE PROXY CARD TODAY OR INSTRUCT US BY TELEPHONE OR VIA THE INTERNET TO VOTE FOR THE ELECTION OF THE OSS GROUP'S NOMINEES SET FORTH IN THIS PROXY STATEMENT.

                         COST AND METHOD OF SOLICITATION

     The OSS Group has retained MacKenzie Partners, Inc. to serve as an advisor and to provide consulting and analytic services and solicitation services in connection with the solicitation of proxies. For these services, MacKenzie Partners, Inc. is to receive a fee of approximately $300,000, plus reimbursement for its reasonable out-of-pocket expenses. The OSS Group has agreed to indemnify MacKenzie Partners, Inc. against certain liabilities and expenses. Proxies may be solicited by mail, courier services, Internet, advertising, telephone, facsimile or in person. It is anticipated that MacKenzie Partners, Inc. will employ approximately 65 people to solicit proxies from stockholders for the 2008 Annual Meeting. MacKenzie Partners, Inc. does not believe that any of its directors, officers, employees, affiliates or controlling persons, if any, is a "participant" in this proxy solicitation or that Schedule 14A requires the disclosure of certain information concerning MacKenzie Partners, Inc.

     In addition, it is anticipated that the Nominees and certain regular employees of the OSS Group will participate in the solicitation of proxies in support of our Nominees set forth in this proxy statement. Such employees will receive no additional consideration if they assist in the solicitation of proxies. Although no precise estimate can be made at the present time, the total expenditures in furtherance of, or in connection with, the solicitation of stockholders is estimated to be $900,000. As of the date hereof, the OSS Group has incurred approximately $650,000 of solicitation expenses.

     Costs related to this solicitation of proxies, including expenditures for attorneys, accountants, public relations and financial advisors, proxy solicitors, advertising, printing, transportation and related expenses will be borne by the OSS Group. To the extent legally permissible, the OSS Group will seek reimbursement from the Company for those expenses if any of our Nominees is elected. The OSS Group does not currently intend to submit the question of such reimbursement to a vote of the stockholders.

                      CERTAIN INFORMATION ABOUT THE COMPANY

     Hexcel Corporation is a Delaware Corporation with its registered office located at the Corporation Trust Center, 1209 Orange Street, Wilmington Delaware 19801. The Company's principal executive office is located at 281 Tresser Boulevard, Stamford Connecticut 06901. The Company is subject to the informational requirements of the Exchange Act, as amended, and in accordance therewith is required to file reports, proxy statements and other information with the SEC. Reports, registration statements, proxy statements and other information filed by the Company with the SEC can be inspected and copied at the public reference facilities maintained by the Commission at 100 F Street, N.E., Washington, DC 20549. Documents filed electronically by the Company are also available at the SEC's website (http://www.sec.gov).

                                OTHER INFORMATION

     Certain information regarding the 2008 Annual Meeting, as well as procedures for submitting proposals for consideration at the 2009 annual meeting of stockholders, is required to be contained in the Company's proxy statement. Please refer to the Company's proxy statement to review this information. The OSS Group does not make any representation as to the accuracy or completeness of the information contained in the Company's proxy statement.


Dated:    March 28, 2008

ANNEX A

TWO YEAR TRANSACTION HISTORY OF EACH PARTICIPANT

     The following tables set forth all transactions in securities of the Company effected during the past two years by each of the Participants, as applicable. Unless otherwise noted, all such transactions were effected in the open market with the personal or corporate funds or working capital of the respective Participant. The Shares are held in either cash accounts or margin accounts in the ordinary course of business, and otherwise, no part of the purchase price or market value of such Shares is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Oscar S. Schafer & Partners II LP

     Trade Date        Amount Purchased (Sold)        Price per Share ($)
    ------------       ----------------------         -------------------
      6/16/2006               56,630                        17.09
      6/27/2006              182,649                        15.54
      6/27/2006               91,324                        15.55
      6/29/2006              314,098                        15.58
      7/25/2006               80,586                        14.77
       3/7/2007              102,408                        18.60
     10/30/2006              (10,704)                       15.97
     10/30/2006              (34,456)                       16.13
     10/30/2006              (45,160)                       16.13
     10/30/2006              (22,455)                       16.13
     10/30/2006              (30,444)                       16.13
      11/3/2006              (64,365)                       15.67
      11/3/2006              (11,857)                       15.67
       3/7/2007                8,750                        18.49
       3/8/2007               98,108                        19.17
       3/8/2007               17,296                        19.04
       3/9/2007              129,715                        19.40
       3/9/2007               21,619                        19.38
      3/12/2007              108,095                        19.64
      3/13/2007              108,095                        19.23
      3/14/2007               43,238                        18.73
      3/16/2007               64,857                        19.21
      3/19/2007               64,857                        19.32
      3/20/2007               64,857                        19.92
      4/12/2007               36,730                        19.95
      4/24/2007               74,237                        21.50
      4/25/2007               68,360                        21.91
      4/26/2007               46,605                        21.62

     10/17/2007              111,667                        22.10
     10/22/2007               11,167                        20.27
     10/22/2007              151,058                        20.63

Oscar S. Schafer & Partners I LP

     Trade Date        Amount Purchased (Sold)        Price per Share ($)
    ------------       ----------------------         -------------------
      6/16/2006                 7,234                        17.09
      6/27/2006                17,351                        15.54
      6/27/2006                 8,676                        15.55
      6/29/2006                30,055                        15.58
      7/25/2006                 5,744                        14.77
     10/30/2006                  (988                        15.97
     10/30/2006               (3,152)                        16.13
     10/30/2006               (4,140)                        16.13
     10/30/2006               (2,050)                        16.13
     10/30/2006               (4,140)                        16.13
     10/30/2006                 (487)                        16.13
      11/3/2006               (5,955)                        15.67
      11/3/2006               (1,752)                        15.67
       3/7/2007                11,609                        18.60
       3/7/2007                   820                        18.49
       3/8/2007                 9,196                        19.17
       3/8/2007                 1,621                        19.04
       3/9/2007                12,159                        19.40
       3/9/2007                 2,027                        19.38
      3/12/2007                10,133                        19.64
      3/13/2007                10,133                        19.23
      3/14/2007                 4,053                        18.73
      3/16/2007                 6,080                        19.21
      3/19/2007                 6,080                        19.32
      3/20/2007                 6,080                        19.92
      4/12/2007                 3,440                        19.95
      4/24/2007                 6,954                        21.50
      4/25/2007                 6,403                        21.91
      4/26/2007                 4,754                        21.62
     10/17/2007                 9,896                        22.10
     10/22/2007                   990                        20.27
     10/22/2007                 2,413                        20.63

O.S.S. Overseas Ltd.

     Trade Date        Amount Purchased (Sold)        Price per Share ($)
    ------------       ----------------------         -------------------
      6/16/2006               136,136                       17.09
      6/29/2006                55,847                       15.58
      7/14/2006               150,000                       14.79
      7/14/2006               350,000                       14.57
      7/25/2006               313,670                       14.77
     10/30/2006               (13,308)                      15.97
     10/30/2006               (37,392)                      16.13
     10/30/2006               (50,700)                      16.13
     10/30/2006               (25,495)                      16.13
     10/30/2006               (79,680)                      16.13
     10/30/2006               (35,249)                      16.13
      11/3/2006                (2,790)                      15.67
      11/3/2006               (50,700)                      15.67
      11/3/2006               (51,581)                      15.67
       3/7/2007               111,283                       18.60
       3/7/2007                10,667                       18.49
       3/8/2007               119,596                       19.17
       3/8/2007                21,083                       19.04
       3/9/2007               158,126                       19.40
       3/9/2007                26,354                       19.38
      3/12/2007               131,772                       19.64
      3/13/2007               131,772                       19.23
      3/14/2007                52,709                       18.73
      3/16/2007                79,063                       19.21
      3/19/2007                79,063                       19.32
      3/20/2007                79,063                       19.92
      4/12/2007                44,830                       19.95
      4/24/2007                90,609                       21.50

     Trade Date        Amount Purchased (Sold)        Price per Share ($)
    ------------       ----------------------         -------------------
      4/25/2007                83,437                       21.91
      4/26/2007                48,641                       21.62
     10/17/2007               128,437                       22.10
     10/22/2007                12,843                       20.27
     10/22/2007                46,529                       20.63

Peter J. Grondin

     Trade Date        Amount Purchased (Sold)        Price per Share ($)
    ------------       ----------------------         -------------------
      7/20/2006                   200                       $15.20
      1/26/2007                   600                        18.10

                              SPECIAL INSTRUCTIONS

     Please review this proxy statement and the enclosed materials carefully. YOUR VOTE IS VERY IMPORTANT, no matter how many or how few Shares you own.


     1. If your Shares are registered in your own name, please sign, date and mail the enclosed WHITE proxy card today to The OSS Group, c/o MacKenzie Partners, Inc., in the postage-paid envelope provided or instruct us by telephone or via the Internet today as to how you would like your Shares voted (instructions are on your WHITE proxy card).

     2. If your Shares are held in the name of a brokerage firm, bank nominee or other institution, only it can sign a WHITE proxy card with respect to your Shares and only after receiving your specific instructions. Accordingly, please contact the person responsible for your account and instruct that person to execute and return on your behalf the WHITE proxy card as soon as possible.

     3. After signing and returning the enclosed WHITE proxy card, we urge you NOT to return Hexcel's GOLD proxy card because only your latest dated proxy card will be counted.

     4. If you have previously signed and returned a GOLD proxy card to Hexcel, you have every right to change your vote. Only your latest dated proxy card will count. You may revoke any proxy card already sent to Hexcel by signing, dating and returning the enclosed WHITE proxy card in the postage-paid envelope provided. Proxies may also be revoked at any time prior to exercise by: (i) attending the 2008 Annual Meeting and voting in person (although attendance at the 2008 Annual Meeting will not in and of itself constitute revocation of a proxy), (ii) instructing us by telephone or via the Internet as to how you would like your Shares voted (instructions are on your WHITE proxy card) or (iii) delivering a written notice of revocation. The written notice of revocation may be delivered either to the OSS Group c/o MacKenzie Partners, Inc., 105 Madison Avenue, New York, New York 10016, or to the Corporate Secretary of the Company at Two Stamford Plaza, 281 Tresser Boulevard, Stamford, Connecticut 06901-3238, or any other address provided by the Company.

     If you have any questions concerning this proxy statement, would like to request additional copies of this proxy statement or need help voting your Shares, please contact our proxy solicitor:

                            MacKenzie Partners, Inc.
                               105 Madison Avenue
                            New York, New York 10016
                   Stockholders Call Toll-Free: (800) 322-2885
                 Banks and Brokers Call Collect: (212) 929-5500

                                SEE REVERSE SIDE

                          FOR THREE EASY WAYS TO VOTE.

                  TO VOTE BY MAIL PLEASE DETACH PROXY CARD HERE

-------------------------------------------------------------------------------


COMMON

                        PROXY SOLICITED BY THE OSS GROUP

            2008 Annual Meeting of Stockholders of Hexcel Corporation
                                   May 8, 2008

          The undersigned hereby appoints Oscar S. Schafer and Peter J. Grondin as proxy for the undersigned and authorizes them to represent and vote, as designated, all of the shares of common stock of Hexcel Corporation (the "Company" or "Hexcel") that the undersigned would be entitled to vote if personally present at the 2008 Annual Meeting of stockholders of Hexcel, including any adjournments, postponements, reschedulings or continuations of such meeting or any meeting held in lieu thereof (the "2008 Annual Meeting"). IF YOU VALIDLY EXECUTE AND RETURN THIS PROXY CARD WITHOUT INDICATING YOUR VOTE ON THE FOLLOWING PROPOSALS, YOU WILL BE DEEMED TO HAVE VOTED FOR SUCH PROPOSALS (EXCEPT YOU WILL NOT BE DEEMED TO VOTE FOR THE ELECTION OF ANY CANDIDATE WHOSE NAME IS WRITTEN IN THE SPACE PROVIDED UNDER PROPOSAL 1). THIS PROXY WILL REVOKE ANY PREVIOUSLY EXECUTED PROXY WITH RESPECT TO ALL PROPOSALS.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)



-------------------------------------------------------------------------------

                        PROXY SOLICITED BY THE OSS GROUP

            2008 Annual Meeting of Stockholders of Hexcel Corporation
                                   May 8, 2008

                             YOUR VOTE IS IMPORTANT

       Please take a moment now to vote your shares of Hexcel Corporation common stock for the upcoming Annual Meeting of Stockholders.

                        PLEASE REVIEW THE PROXY STATEMENT
                      AND VOTE TODAY IN ONE OF THREE WAYS:


1.   VOTE BY TELEPHONE - Please call toll-free in the U.S. or Canada at
     (888) 693-8683, on a touch-tone telephone. Please follow the simple instructions.

                                       OR


2. VOTE BY INTERNET - Please access HTTP://WWW.CESVOTE.COM, and follow the simple instructions.



You may vote by telephone or Internet 24 hours a day, 7 days a week. Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed and returned a proxy card.

                                       OR


3. VOTE BY MAIL - If you do not wish to vote by telephone or over the Internet, please sign, date and return the proxy card in the envelope provided.

                  TO VOTE BY MAIL PLEASE DETACH PROXY CARD HERE
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COMMON

THE OSS GROUP STRONGLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR EACH OF THE OSS GROUP'S NOMINEES LISTED IN PROPOSAL 1.


PROPOSAL 1 -- To elect Edward A. Blechschmidt, Joachim V. Hirsch and
              Timothy D. Leuliette to the Board.


     FOR ALL NOMINEES [ ] WITHHOLD FROM ALL NOMINEES [ ] FOR ALL EXCEPT [ ]


The OSS Group intends to use this proxy to vote (i) FOR Messrs. Blechschmidt, Hirsch and Leuliette and (ii) FOR the candidates who have been nominated by Hexcel to serve as directors other than Joel S. Beckman, Lynn Brubaker and David C. Hurley for whom the OSS Group is NOT seeking authority to vote for and WILL NOT exercise any such authority. There is no assurance that any of Hexcel's nominees will serve as directors if any of the OSS Group's nominees are elected.

  NOTE: IF YOU DO NOT WISH FOR YOUR SHARES TO BE VOTED "FOR" A PARTICULAR OSS GROUP NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE THE NAME(S) OF THE NOMINEE(S) YOU DO NOT SUPPORT ON THE LINE BELOW. YOUR SHARES WILL BE VOTED FOR THE REMAINING OSS GROUP NOMINEE(S). YOU MAY ALSO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE ADDITIONAL HEXCEL NOMINEES BY WRITING THE NAME OF THE NOMINEE(S) BELOW.

PROPOSAL 2 -- To ratify the Board's appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2008.

                         FOR [ ] AGAINST [ ] ABSTAIN [ ]

The OSS Group does not object to stockholders voting for Proposal 2.

In their discretion, the herein named attorneys and proxies are authorized to vote upon such other matters as may properly come before the 2008 Annual Meeting, of which such persons are not made aware within a reasonable period of time prior to the 2008 Annual Meeting.


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                                        Dated:


                                        ------------------------------------
                                        Signature


                                        ------------------------------------
                                        Title or Authority


                                        ------------------------------------
                                        Signature (if held jointly)

                                        Please sign exactly as name appears
                                        hereon. If shares are registered in
                                        more than one name, the signature of
                                        all such persons should be provided. A
                                        corporation should sign in its full
                                        corporate name by a duly authorized
                                        officer, stating his or her title.
                                        Trustees, guardians, executors and
                                        administrators should sign in their
                                        official capacity, giving their full
                                        title as such. If a partnership, please
                                        sign in the partnership name by an
                                        authorized person. The proxy card votes
                                        all shares in all capacities.


     PLEASE SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE TODAY.

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         IF YOU HAVE ANY QUESTIONS, REQUIRE ASSISTANCE WITH VOTING YOUR
              WHITE PROXY CARD, OR NEED ADDITIONAL COPIES OF PROXY
                    MATERIAL, PLEASE CALL MACKENZIE PARTNERS
                       AT THE PHONE NUMBERS LISTED BELOW.

                                    MACKENZIE
                                 PARTNERS, INC.


                               105 Madison Avenue
                               New York, NY 10016

                           proxy@mackenziepartners.com

                          (212) 929-5500 (Call Collect)
                                       Or
                            TOLL-FREE (800) 322-2885
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